Exhibit 10.1

AMENDMENT NO. 2
TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of September 10, 2007, among ROLLER BEARING COMPANY OF AMERICA, INC., a Delaware corporation (the “Borrower”), RBC BEARINGS INCORPORATED, a Delaware corporation (“Holdings”) various financial institutions and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (as defined below).

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, dated as of June 26, 2006 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among the Borrower, Holdings, various financial institutions party thereto from time to time (the “Lenders”) and KeyBank National Association, as administrative agent (the “Administrative Agent”), the Borrower has been extended certain loans and other financial accommodations;

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows:

Section 1.	DEFINED TERMS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Amendment.

Section 2.	AMENDMENTS TO THE CREDIT AGREEMENT.

The Credit Agreement is hereby amended as follows:

2.1 Amendment to Section 1.1 (Definition of Applicable Commitment Fee Rate). Clause (ii) of the defined term “Applicable Commitment Fee Rate” in Section 1.1 shall be replaced in its entirety with the following:

(ii) Commencing with the fiscal quarter of Holdings ending June 30, 2006, and continuing with each fiscal quarter thereafter until the fiscal quarter of Holdings ending June 30, 2007, the Administrative Agent shall determine the Applicable Commitment Fee Rate in accordance with the following matrix, based on the Total Leverage Ratio:

Total Leverage Ratio	Applicable Commitment Fee Rate
Less than 0.75 to 1.00	10.00 bps
Greater than or equal to 0.75 to 1.00, but less than 1.25 to 1.00	15.00 bps
Greater than or equal to 1.25 to 1.00, but less 1.75 to 1.00	20.00 bps
Greater than or equal to 1.75 to 1.00, but less than 2.75 to 1.00	25.00 bps
Greater than or equal to 2.75 to 1.00	27.50 bps

Commencing with the fiscal quarter of Holdings ending June 30, 2007, and continuing with each fiscal quarter thereafter, the Administrative Agent shall determine the Applicable Commitment Fee Rate in accordance with the following matrix, based on the Total Leverage Ratio:

Total Leverage Ratio	Applicable Commitment Fee Rate
Less than 0.50 to 1.00	7.50 bps
Greater than or equal to 0.50 to 1.00, but less than 1.75 to 1.00	12.50 bps
Greater than or equal to 1.75 to 1.00, but less 2.75 to 1.00	15.00 bps
Greater than or equal to 2.75 to 1.00	20.00 bps

2.2 Amendment to Section 1.1 (Definition of Applicable Margin). Clause (ii) of the defined term “Applicable Margin” in Section 1.1 shall be replaced in its entirety with the following:

(ii) Commencing with the fiscal quarter of Holdings ending June 30, 2006, and continuing with each fiscal quarter thereafter until the fiscal quarter of Holdings ending June 30, 2007, the Administrative Agent shall determine the Applicable Margin in accordance with the following matrix, based on the Total Leverage Ratio:

Total Leverage Ratio	Revolving Loans that are Base Rate Loans	Revolving Loans that are Fixed Rate Loans
Less than 0.75 to 1.00	0.00 bps	62.50 bps
Greater than or equal to 0.75 to 1.00, but less than 1.25 to 1.00	0.00 bps	75.00 bps
Greater than or equal to 1.25 to 1.00, but less 1.75 to 1.00	0.00 bps	100.00 bps
Greater than or equal to 1.75 to 1.00, but less than 2.75 to 1.00	37.50 bps	132.50 bps
Greater than or equal to 2.75 to 1.00	75.00 bps	165.00 bps

Commencing with the fiscal quarter of Holdings ending June 30, 2007, and continuing with each fiscal quarter thereafter, the Administrative Agent shall determine the Applicable Margin in accordance with the following matrix, based on the Total Leverage Ratio:

Total Leverage Ratio	Revolving Loans that are Base Rate Loans	Revolving Loans that are Fixed Rate Loans
Less than 0.50 to 1.00	0.00 bps	37.50 bps
Greater than or equal to 0.50 to 1.00, but less than 1.75 to 1.00	0.00 bps	62.50 bps
Greater than or equal to 1.75 to 1.00, but less 2.75 to 1.00	0.00 bps	87.50 bps
Greater than or equal to 2.75 to 1.00	25.00 bps	115.00 bps

2.3 Amendment to Section 7.6 (Consolidated Capital Expenditures). Section 7.6 is hereby deleted in its entirety and replaced with the following:

7.6 Consolidated Capital Expenditures.

Neither Holdings nor the Borrower will permit the Consolidated Capital Expenditures of Holdings in any fiscal year to exceed, $30,000,000, excluding (a) any Consolidated Capital Expenditures made with Cash Proceeds and (b) Consolidated Capital Expenditures attributable to Permitted Acquisitions; provided, that to the extent that the aggregate Consolidated Capital Expenditures of the Holdings and its Subsidiaries during any fiscal year are less than the amounts set forth above, any unused portion may be carried-forward into the subsequent fiscal year (but only that subsequent year).

2.4 Amendment to Exhibit D (Form of Compliance Certificate). Exhibit D is hereby deleted in its entirety and replaced with the Exhibit D attached hereto.

Section 3.	REPRESENTATIONS AND WARRANTIES.

Each of the Borrower and Holdings hereby represents and warrants to the Lenders and the Administrative Agent as follows:

3.1 Enforceability; Continuing Effectiveness. This Amendment has been duly and validly executed by an authorized executive officer of the Borrower or Holdings, as applicable, and constitutes the legal, valid and binding obligation of the Borrower or Holdings, as applicable, in each case, enforceable against it in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles including principles of commercial reasonableness, good faith and fair dealing (whether enforceability is sought by proceedings in equity or at law). The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of the Borrower or Holdings, as applicable, enforceable against it in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles including principles of commercial reasonableness, good faith and fair dealing (whether enforceability is sought by proceedings in equity or at law). Each of the Borrower and Holdings hereby ratifies and confirms the Credit Agreement, as amended by this Amendment.

3.2  No Default or Event of Default. Both before and after given effect to this Amendment, no Default or Event of Default is existing or will be existing.

3.3  Representations and Warranties. Both before and after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and will be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and will be true and correct as of such earlier date, and except to the extent such representations and warranties are qualified by materiality, contain dollar thresholds or have “Material Adverse Effect” qualifiers, in which case, such representations and warranties are true and will be true and correct in all respects).

Section 4	CONDITIONS TO EFFECTIVENESS.

This Amendment shall become effective as of the date and time at which each of the following conditions precedent shall have been fulfilled:
4.1 This Amendment. The Administrative Agent shall have received from the Borrower, Holdings and the Required Lenders a counterpart of this Amendment, executed and delivered by a duly authorized officer of each such Person.

4.2  Guarantor Acknowledgment. The Administrative Agent shall have received from each Subsidiary Guarantor and from Holdings, a counterpart of the Guarantor Acknowledgment, in the form attached hereto as Exhibit A, executed and delivered by a duly authorized officer of each such Person.

Section 5	MISCELLANEOUS.

5.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof (other than Section 5-1401 of the New York General Obligations Law).

5.2 Severability. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Credit Agreement shall not be affected thereby.

5.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

5.4 Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver or consent to any Default or Event of Default under the Credit Agreement, as amended by this Amendment.

5.5  Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement amended hereby to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment and each reference to the Credit Agreement, any other Loan Document or in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[Signatures Follow on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers or agents thereunto duly authorized as of the date first written above.

BORROWER: ROLLER BEARING COMPANY OF AMERICA, INC. By: Name: Title: HOLDINGS: RBC BEARINGS INCORPORATED By: Name: Title:

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ADMINISTRATIVE AGENT, LC ISSUER AND LENDER:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

COMERICA BANK

By:
Name:
Title:

S-2

EXHIBIT A

GUARANTOR ACKNOWLEDGEMENT

Each of the undersigned hereby acknowledges and agrees to the terms of Amendment No. 2 to Credit Agreement, dated as of July _____, 2007 (the “Amendment”), among ROLLER BEARING COMPANY OF AMERICA, INC., a Delaware corporation, RBC BEARINGS INCORPORATED, a Delaware corporation, various financial institutions and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent. Each of the undersigned hereby confirms that, upon the effectiveness of the Amendment, each Security Document, the Parent Guaranty (if applicable), the Subsidiary Guaranty (if applicable) and each other Loan Document to which such undersigned is a party, shall remain in full force and effect and be the valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles including principles of commercial reasonableness, good faith and fair dealing (whether enforceability is sought by proceedings in equity or at law). The undersigned hereby further confirms that, upon the effectiveness of the Amendment, the Parent Guaranty or the Subsidiary Guaranty, as applicable, shall continue to guaranty the Guaranteed Obligations (as defined therein).

Capitalized terms used herein but not defined are used as defined in the Credit Agreement.

Dated as of September _____, 2007

RBC BEARINGS INCORPORATED By: Name: Title: RBC OKLAHOMA, INC. By: Name: Title: RBC NICE BEARINGS, INC. By: Name: Title: RBC LINEAR PRECISION PRODUCTS, INC. By: Name: Title:

A-1

INDUSTRIAL TECTONICS BEARINGS
CORPORATION

By:
Name:
Title:

RBC PRECISION PRODUCTS - PLYMOUTH,
INC.

By:
Name:
Title:

RBC PRECISION PRODUCTS - BREMEN,
INC.

By:
Name:
Title:

TYSON BEARING COMPANY, INC.

By:
Name:
Title:

RBC AIRCRAFT PRODUCTS, INC.

By:
Name:
Title:

RBC SOUTHWEST PRODUCTS, INC.

By:
Name:
Title:

A-2

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

________________, 20____

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent
127 Public Square
Cleveland, Ohio 44114
Attention: Agent Services

Each Lender party to the
Credit Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of June 26, 2006 (as the same may be amended, restated or otherwise modified from time to time, the “Credit Agreement,” the terms defined therein being used herein as therein defined), among ROLLER BEARING COMPANY OF AMERICA, INC., a Delaware corporation (the “Borrower”), RBC BEARINGS INCORPORATED, a Delaware corporation (“Holdings”), the financial institutions from time to time party thereto (the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”). Pursuant to Section 6.1(d) of the Credit Agreement, the undersigned hereby certifies, solely on behalf of Holdings and not in its individual capacity, to the Administrative Agent and the Lenders as follows:

(a) I am the duly elected Chief Financial Officer of Holdings.

(b) I am familiar with the terms of the Credit Agreement and the other Loan Documents, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the financial condition of Holdings and its Subsidiaries during the accounting period covered by the attached financial statements.

(c)	☐
After taking into account the review described in paragraph (b) above, I have no knowledge of the existence of any condition or event that constitutes or constituted a Default or Event of Default at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate.

☐
One or more Defaults or Events of Default exists. Attached to this Compliance Certificate is an addendum specifying each such Default or Event of Default, the nature and extent thereof, and the steps being taken (or proposed to be taken) by the Credit Parties with respect thereto.

[CHECK APPROPRIATE BOX ABOVE]

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(d) The representations and warranties of the Credit Parties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and at the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties were true and correct in all material respects as of the date when made.

(e) Set forth on Attachment I hereto are calculations of the financial covenants set forth in Sections 7.6 and 7.8 of the Credit Agreement, which calculations show compliance with the terms thereof for the fiscal quarter of Holdings ending ___________, 20______.

Very truly yours,

RBC BEARINGS INCORPORATED By: Name: Title: Chief Financial Officer

D-2

Attachment I

I. CONSOLIDATED CAPITAL EXPENDITURES
(Section 7.6)

Consolidated Capital Expenditures covenant is calculated as follows:

The aggregate of all expenditures (whether paid in cash or accrued as liabilities) during the previous fiscal year made by a Person and its Subsidiaries to acquire or lease (pursuant to a Capital Lease) fixed or capital assets, or additions to equipment (including replacements, capitalized repairs and improvements during such period):
$_____________

Less:
Any such expenditure made to restore, replace or rebuild property to the condition of such property immediately prior to any Event of Loss to the extent such expenditure is made with, or subsequently reimbursed out of insurance proceeds, indemnity payments, condemnation awards (or payments in lieu of) or damage recovery proceeds relating to any Event of Loss:
$_____________
Any such expenditure made pursuant to Section 7.2 (Consolidation, Merger, Acquisitions, Asset Sales, etc.) or Section 7.5 (Investments and Guaranty Obligations) of the Credit Agreement:	$_____________
Any such expenditure made to the extent reimbursed by a third party:	$_____________
Any such expenditure made with proceeds of Equity Issuances:	$_____________

Total Consolidated Capital Expenditures:	$_____________

Less:
Consolidated Capital Expenditures made with Cash Proceeds:	$_____________
Consolidated Capital Expenditures attributable to Permitted Acquisitions:	$_____________

Total [A]:	$_____________

COVENANT TEST:	$30,000,000

Plus:
Carry-forward amount permitted under Section 7.6:	$_____________

Total permitted Consolidated Capital Expenditures [B]:	$_____________

THE AMOUNT IN A MUST BE LESS THAN OR EQUAL TO THE AMOUNT IN B

II. TOTAL LEVERAGE RATIO
(Section 7.8(a))

Total Leverage Ratio is defined as follows:

Consolidated Funded Indebtedness

All Indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness that by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person’s option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including Capitalized Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and also including the Indebtedness under the Parent Subordinated Securities and the Obligations and Indebtedness consisting of Guaranty Obligations of the foregoing of other Persons:
$_____________
Less:
	Unrestricted Cash:	$_____________
But excluding:

(a) the Indebtedness of any other Person prior to the date it became a Subsidiary of, or was merged into, Holdings or any Subsidiary of Holdings and (b) the Indebtedness of any other Person (other than a Subsidiary) in which Holdings has an ownership interest:
$_____________
Total [A]:		$_____________
Divided by
Consolidated EBITDA*
	Consolidated Net Income:	$_____________
Plus:
The aggregate amounts deducted in determining such Consolidated Net Income in respect of:
	Consolidated Interest Expense:	$_____________
	Consolidated Income Tax Expense:	$_____________
	Consolidated Depreciation and Amortization Expense:	$_____________
	Restricted stock expense and stock option expense (but only to the extent deducted from the determination of Consolidated Net Income for such period):	$_____________

	Non-cash charges as permitted in accordance with FAS 142:	$_____________

Consolidated EBITDA for any Person or business unit that has been acquired by the Borrower or any of its Subsidiaries for any portion of such Testing Period prior to the date of acquisition, so long as such Consolidated EBITDA is set forth in appropriate audited financial statements of such Person or other financial statements of such Person reasonably acceptable to the Administrative Agent:
$_____________
	Write-off of deferred financing costs:	$_____________
	Amortized debt discount:	$_____________
	Losses from extraordinary items from such period:	$_____________
	Any aggregate net loss during such period arising from the sale, exchange or other disposition or capital assets of such Person:	$_____________
	Any non-recurring losses or charges (with the consent of the Administrative Agent):	$_____________
	Any other non-cash losses or charges in respect of Hedge Agreements (including those resulting from the application of FAS 133):	$_____________
	Proceeds received from business interruption insurance:	$_____________
	Subtotal:	$_____________
Less:

Consolidated EBITDA from any Asset Sale permitted under Section 7.2 and made during such period, with such pro forma adjustments to be (a) made as if such Asset Sale occurred on the first day of such period, and (b) supported by such financial information as is reasonably satisfactory to the Administrative Agent and (c) made only if agreed to in writing by the Administrative Agent:
$_____________
Total [B]:		$_____________

Total Leverage Ratio [A divided by B]		____________

COVENANT TEST:	For Testing Periods ending on the Closing Date through March 31, 2007:	No greater than 3.50 to 1.00
	For Testing Periods ending from June 30, 2007 and thereafter:	No greater than 3.25 to 1.00

*Consolidated EBITDA during each of the fiscal quarters ending October 1, 2005, December 31, 2005 and April 1, 2006 shall be deemed to be $12,767,000, $13,542,000 and $15,669,000, respectively.

III. FIXED CHARGE COVERAGE RATIO
(Section 7.8(b))

Fixed Charge Coverage Ratio is defined as follows:

Consolidated EBITDA	As calculated in Part II to this Attachment I:	$_____________

Less:

Consolidated Capital Expenditures (modified)	As calculated in Part I to this Attachment I, but excluding Capital Expenditures not financed by Revolving Loans and income taxes paid in cash:	$_____________

Total [A]:		$_____________
Divided by:
Consolidated Fixed Charges
The sum of:
	Consolidated Interest Expense (excluding, to the extent included therein, (a) original issue discount and (b) cash and non-cash interest paid by the issuance of payment-in-kind notes):	$_____________
	Scheduled principal payments of principal with respect to Indebtedness during such period:	$_____________
	Payments on earn-outs to sellers in connection with Permitted Acquisitions, unless such earn-outs are deducted in the calculation of Consolidated EBITDA during the relevant period:	$_____________
	The aggregate of all redemptions, purchases, retirements, defeasances, sinking fund or similar payments or acquisitions for value with respect to Indebtedness:	$_____________
	Capital Distributions paid in cash:	$_____________
But Excluding:

(a) the Consolidated Fixed Charges of any other Person prior to the date it became a Subsidiary of, or was merged into, Holdings or any Subsidiary of Holdings and (b) the Consolidated Fixed Charges of any other Person (other than a Subsidiary) in which Holdings has an ownership interest:
$_____________
Total [B]:		$_____________

Fixed Charge Coverage Ratio [A divided by B]:	_______________
COVENANT TEST:	Not less than 1.50 to 1.00

All amounts in this Attachment I are without duplication. Defined terms used herein are used as defined in the Credit Agreement.